Exhibit 10.8

dELiA*s, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the          day of                     , 2005, by and between dELiA*s, Inc., a Delaware corporation (the “Company”), and each of the persons listed on Schedule A hereto (collectively, the “Investors”).

WHEREAS, pursuant to that certain Common Stock Purchase Agreement of even date herewith by and between the Company and the Investors (the “Purchase Agreement”), the Investors have agreed to acquire shares of common stock, par value $0.001 per share of the Company; and

WHEREAS, as an inducement for the Investor to enter into the Purchase Agreement, the Company and the Investors have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing (incorporated herein by this reference) and the mutual promises and covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.     Certain Definitions.    As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Shares” means shares of the Company’s common stock, par value $.001 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” means each Investor, and all persons or entities to whom the rights granted under this Agreement are transferred by such Investor or his or her successors or assigns pursuant to Section [16] hereof.

“Indemnified Party” means each party entitled to indemnification under Section 7 hereof.

“Indemnifying Party” means each party required to provide indemnification under Section 7 hereof.

“Other Sellers” means any other holders of equity securities of the Company having registration rights with respect to such equity securities.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” means all expenses (excluding Selling Expenses) of the Company and the Holder incurred in complying with Sections 2, 3, and 4 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the Holder and Other Sellers, if any, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“Registrable Securities” means (a) the Common Shares purchased by the Investors pursuant to the Purchase Agreement, and (b) any Common Shares of the Company issued or issuable in respect of such Common Shares upon any subdivision, combination or reclassification of such Common Shares or any stock dividend in respect of such Common Shares; provided, however, that such Common Shares shall only be treated as Registrable Securities if and so long as they (i) have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) are not eligible for sale without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” means all underwriting discounts, selling commissions and share transfer taxes applicable to the securities registered by the Holder and all fees and disbursements of counsel of the Holder (other than the fees and disbursements of one special counsel for the Holder and all Other Sellers, if any, as described in the definition of “Registration Expenses” above).

2.     Demand Registration.

2.1    Subject to the conditions of this Section 2, a Holder or Holders holding in the aggregate at least a majority of the Registrable Shares then collectively held by all such Holders may request, in writing, that the Company effect a registration on Form S-1 (or any successor form) of Registrable Shares owned by such Holder or Holders provided that the aggregate public offering price (before deduction of underwriters’ discounts and commissions) of the shares of Common Stock offered in such registration equals or exceeds $5,000,000. If the Holder or Holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, he, she or they shall so advise the Company in their request. If such registration is underwritten, the right of other Holders to participate in such registration shall be conditioned on such Holders’ participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Such other Holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration all or a part of their Registrable Shares as such Holders may request in such notice of election. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with an underwriter or underwriters that are mutually agreeable to the Company and a majority in interest of the Stockholders. Thereupon, the Company shall, at its own expense and as expeditiously as possible, use its commercially reasonable efforts to effect the registration, on Form S-1 (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable Blue Sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request. Subject to the limitations set forth in Section 2.3 below, equity securities of Other Sellers or of the Company may be included a registration statement effected pursuant to a registration request made by the Holder or Holders in connection with this Section 2.1.

2.2    The Company shall not be obligated to take any action to effect any registration pursuant to this Section 2:

(a)    after the Company has effected two (2) such registrations pursuant to this Section 2 and such registrations have been declared or ordered effective;

(b)    during the period starting with the date of filing of, and ending on the date ninety (90) days immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction, a registration on a Form S-3 pertaining to a non-underwritten offering, or with respect to registration relating to an employee benefit plan on a Form S-8), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or

(c)    if the Holder(s) proposes to dispose of shares of Registrable Securities that may be registered immediately on Form S-3 pursuant to a request made under Section 3 below.

2.3    If a registration pursuant to this Section 2 is for a registered public offering involving an underwriting, the right of the Holders to participate in the registration pursuant to this Section 2 shall be conditioned upon the Holder’s participation in the underwriting arrangements required by this Section 2 and the inclusion of the Holder’s Registrable Securities in the underwriting, to the extent requested, to the extent provided herein.

(a)    The Company shall (together with the Holder(s) and Other Sellers proposing to distribute their securities through such underwriting, if any) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected or approved for such underwriting by the Company (which managing underwriter shall be reasonably acceptable to the Holders). Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise the Holder(s) and any such Other Sellers of the number of shares of Registrable Securities that may be included in the registration and underwriting, and such number of shares shall be allocated first to the Holder(s) pro rata based upon their total ownership of shares of Common Shares, and to the extent that after the Holder(s) have included all of the Registrable Securities they wish to include in the registration, any excess shares shall be allocated among the Other Sellers. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(b)    If any Demand Registration is an underwritten offering with respect to any issue of Registrable Securities, Holders holding a majority of the Registrable Securities being registered will select the investment banker or bankers and manager or managers of nationally recognized standing to administer the offering subject to the consent of the Company, such consent not to be unreasonably withheld.

(c)    If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

2.4    If with respect to the last registration permitted to be exercised by the Holders under Section 2.1, the Holders are unable to register all of their Registrable Securities because of the operation of Section 2.3(a) hereof, the Holder shall be entitled to require the Company to effect one additional registration to afford the Holders an opportunity to register all such Registrable Securities. Such additional registration shall again be subject to the provisions of this Section 2; provided, that under no circumstances will the Holders be entitled to more than three (3) registrations in the aggregate pursuant to the provisions of this Section 2.

3.     Form S-3 Registration.

3.1    At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings, hereinafter, “Form S-3”), holders of a majority of the Registrable Shares will have the right to require the Company to effect a registration on Form S-3 of Registrable Shares provided that the aggregate public offering price (before deduction of underwriters’ discounts and commissions) of the shares of Common Stock offered in such registration equals or exceeds $1,000,000. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Such other Holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 of all Registrable Shares that the Company has been requested to register. If the registration is for an underwritten offering, the provisions of Section 2.3 shall be applicable; provided, that in such circumstances, all references in such Section 2.3 shall be deemed references to Section 3.

3.2    Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 3

(a)    after the Company has effected two (2) such registrations pursuant to this Section 3 in any twelve (12) month period and such registrations pursuant to this Section 3, and such registrations have been declared or ordered effective; or

(b)    if the Registrable Securities for which the Holder(s) are requesting registration are then eligible for sale under Rule 144 of the Securities Act, and such Registrable Securities reasonably can be disposed within a ninety (90) day period, based on historical trading volume.

4.    “Piggyback” Registration.

4.1    If at any time or from time to time, the Company shall determine to register any of its securities for reasons other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) a registration on Form S-4 or S-8 or any successor form to such forms, the Company will:

(a)    give the Holders written notice at least forty five (45) days prior to the filing of any such registration; and

(b)    include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request made within forty five (45) days after receipt of such written notice from the Company by any Holder.

4.2    If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4.1 and the provisions of Section 2.3 shall apply, provided however, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise the Holders and any Other Sellers of the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated first to the Other Seller(s) which initiated the request for registration, and then among the Holder sand the remaining Other Sellers in proportion, as nearly as practicable, to the respective amounts of shares held by the Holders and such Other Sellers at the time of filing the registration statement.

5.    Expenses of Registration.    Except as specifically provided herein, all Registration Expenses shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the Holders and the Other Sellers, if any, of the securities so registered pro rata on the basis of the number of shares so registered.

6.    Registration Procedures.    In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep the Holders advised in writing as to the initiation, qualification, compliance and completion of each registration. At its expense the Company will:

6.1    Prepare and file with the Commission a registration statement with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or, if earlier, until the distribution described in the registration statement has been completed; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that if Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Securities Act; or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above shall be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

6.2    Furnish to the Holders and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

6.3    Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

6.4    At any time when a prospectus relating to the registration statement is required to be delivered under the Securities Act, notify the Holders of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of each supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

6.5    Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

6.6    Cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

6.7    Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

6.8    Make available for inspection by the Holders, any underwriter participating in any disposition pursuant to such registration and any attorney or accountant retained by any the Holder or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers and directors to supply all information reasonably requested by such Holder, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such Holders, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided.

6.9    Furnish to the Holders:

(a)    in the case of an underwritten public offering, a copy of any opinion of counsel for the Company provided to the underwriters participating in such offering, dated the effective date of the registration statement;

(b)    in the case of an underwritten public offering, a copy of any “comfort” letters provided to the underwriters participating in such offering and signed by the Company’s independent public accountants who have examined and reported on the Company’s financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants or other relevant authorities; and

(c)    a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering other than non-substantive cover letters and the like.

6.10    Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first (1st) month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

6.11    In connection with the preparation and filing of each Registration Statement under this Agreement, the Company will give the Holder and its underwriters, if any, and its respective counsel and accountants, the opportunity to review such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give Holder such access to the Company’s books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company’s financial statements, as reasonably shall be necessary, in the opinion of Holder or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

7.    Indemnification.

7.1    To the extent permitted by law, the Company will indemnify the Holders and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse the Holders, each such underwriter and each person who controls any such underwriter, for all legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by the Holders or underwriter for use therein; and provided further, however, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

7.2    To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each other Holder participating in such registration, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each Other Seller participating in such registration, each of its officers and directors and each person controlling such Other Seller within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, Other Sellers, directors, officers, persons, underwriters and control persons for all legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder for use therein; provided that in no event shall any indemnity under this Section 7.2 exceed the net proceeds received by such Holder in such registration; and provided further, however, that the Holders shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

7.3    Each Indemnified Party shall give notice to each Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7, unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Parties having common counsel, in any of which events, the legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto shall be borne by Indemnifying Party.

7.4    If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability or action referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the actions that resulted in such claims, loss, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

7.5    The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of this Section 7. Notwithstanding the provisions of this Section 7, the Holders shall not be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds (after selling expenses) received by the Holders. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.    Information by Holders.    Each Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by him, her or it and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance hereunder.

9.    Rule 144 Reporting.    With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Shares of the Company, the Company agrees to use commercially reasonable efforts to:

9.1    Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

9.2    File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

9.3    So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

10.    Transfer of Registration Rights.    The registration rights granted under this Agreement may be not be transferred by a Holder, except (i) to an affiliate of the Holder (as defined in Rule 405 of the Securities Act), or (ii) to a third party upon prior written consent of the Company, which consent may be withheld in the Company’s sole discretion (and in each case, only in connection with the transfer of the underlying Registrable Securities).

11.    Termination of Registration Rights.    The registration rights afforded to the Holder under this Agreement shall terminate, if not previously exercised, on the seventh (7th) anniversary of the date hereof.

12.    Limitation on Registration Rights.    Nothing contained in this Agreement shall create any obligation on the part of the Company to register under the Securities Act any securities that are not Registrable Securities.

13.    Miscellaneous.

13.1    Assignment.    Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

13.2    Specific Performance.    The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to his or its successors or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his or its successors or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

13.3    Governing Law.    This Agreement shall be governed by and construed under the laws of New York without regard to the provisions thereof relating to choice of law or conflicts of law.

13.4    Attorneys’ Fees.    If any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

13.5    Counterparts.    This Agreement may be executed in any number of counterpart signature pages, each of which shall be deemed to be an original and all of which together shall constitute one and the same original instrument. Delivery of executed signature pages to this Agreement may be by facsimile transmission with confirmation of received transmission or other electronic means that faithfully reproduces the original with the same effect as if a manually signed original were personally delivered.

13.6    Notices.    All notices, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered in hand or by courier; (ii) five (5) business days after being mailed by first class certified mail, return receipt requested, postage prepaid; or (iii) three (3) business days after being sent by a reputable overnight delivery service, postage or delivery charges prepaid, to the parties at their respective addresses. All notices to be given hereunder shall be sent to the Company at its address specified on the signature page hereto and to the Investors at their respective addresses set forth on Schedule A hereto. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to any of the other parties in accordance with this Section 13.6, except that any such change of address notice shall not be effective unless and until received.

13.7    Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

13.8    Amendment and Waiver.    Any provision of this Agreement may be amended with the written consent of the Company and holders of a majority of the Registrable Securities then held by the Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all Holders and the Company.

13.9    Delays or Omissions.    No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

[Signature Page To Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:	dELiA*s, INC.

By:
Name: Title:

Company’s Notice Address:
435 Hudson Street	with a copy (which shall not constitute notice) to:
New York, NY 10014	Richard M. Graf
Attn: Chief Executive Officer	Katten Muchin Rosenman LLP
Fax: (212) 590-6310	1025 Thomas Jefferson St, NW
Washington, DC 20007
Fax: (202) 339-6058

INVESTORS:

Robert E. Bernard

Walter Killough

David Desjardins

Cathy McNeal

Andrew Firestone

[Signature Page to Registration Rights Agreement]

SCHEDULE A

SCHEDULE OF INVESTORS

ROBERT E. BERNARD

[Address]

WALTER KILLOUGH

[Address]

DAVID DESJARDINS

[Address]

CATHY MCNEAL

[Address]

ANDY FIRESTONE

[Address]